EXHIBIT 99.1

AGREEMENT

This Agreement is made this 7th day of July 2008 between Nanophase Technologies Corporation (“NTC”) and Altana Chemie GmbH (the “Agreement”).

Whereas, Altana Chemie AG and NTC entered into that certain Joint Development Agreement effective March 23, 2004 (the “JDA”); and

Whereas, by letter dated January 25, 2008, NTC notified Altana Chemie AG (now, by change of corporate form, Altana Chemie GmbH), including its subsidiary, BYK Chemie GmbH (collectively, “Altana”), that NTC alleged Altana had defaulted on certain of its obligations under the JDA (the “NTC Default Notice”); and

Whereas, by letter dated February 8, 2008, Altana notified NTC that Altana alleged NTC had defaulted on certain of its obligations under the JDA (the “Altana Default Notice”); and

Whereas, through the parties’ mutual efforts under JDA Article 10.1, including meetings of their Steering Committees in London on March 18, 2008, and in Chicago on May 19, 2008, the undersigned have found solutions to the disputes described below;

Now, therefore, the parties, for adequate consideration, receipt of which is hereby acknowledged, and intending to be legally bound, hereby agree as follows:

1. NTC hereby withdraws the NTC Default Notice, with prejudice, and Altana hereby withdraws the Altana Default Notice, with prejudice (collectively, the “Default Notice Withdrawal”). The Default Notice Withdrawal specifically includes withdrawal of only the following claims:

a.	The following allegations of dispute, breach or default as set forth in NTC’s letter to Altana Chemie AG dated January 25, 2008:

i.	BYK’s filing of its German Patent Application No. DE 2005[***] and US Patent Application No. 2007/[***] A1 (the “Patent Application”) disregards BYK’s obligations and NTC’s rights: [a] to exclusive ownership of Technology Developments directed to any methods, processes or the composition of Nanomaterials, as required under JDA Articles 4.2(b)(i), 4.2(b)(ii) and 4.2(c); [b] to pre-filing notice of BYK’s Patent Application as required under JDA Article 4.2(e); and [c] to obtain from BYK an assignment of “NTC’s Interests” (as defined in JDA Article 4.2(c)) and exclusive ownership rights of those Interests in the Patent Application, as required under JDA Article 4.2(f);

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ii.	Dr. Roland Peter’s letter to NTC dated December 21, 2007 purports to unilaterally terminate the parties’ Specific Development Project Agreement dated May 25, 2005 (the “SDPA”) “retroactively as of December 31, 2005.” NTC did agree with BYK at the parties’ meeting on August 15, 2007 that NTC and BYK had successfully met the goals and objectives of the SDPA, through which certain Technology Developments arose and the product designated as NB [***] resulted. The parties also agreed that no additional work would proceed under the SDPA. However, as stated in NTC’s letter to BYK dated October 4, 2007, NTC never agreed to terminate the SDPA. Nothing in the JDA permits BYK to unilaterally terminate that SDPA. NTC regards BYK’s illicit attempt to do so retroactively to December 31, 2005 as further repudiating BYK’s obligations and NTC’s right to exclusive ownership of NTC’s Interests in Technology Developments under the SDPA; and

iii.	Roger Cayton’s e-mail of December 15, 2003 explicitly stated that NTC’s proprietary information disclosed to BYK in that e-mail was confidential. BYK’s unauthorized disclosure of this NTC proprietary information in the Patent Application breaches BYK’s confidentiality obligations to NTC under JDA Article 6.5.

b.	The following allegations of dispute, breach or default as described in BYK’s letter to NTC dated February 8, 2008:

i.	NTC’s alleged violation of its confidentiality obligation under Article 6.4 of the JDA, arising from NTC’s press release of December 6, 2007, and violation of Altana’s exclusivity rights under Article 2.4(b);

ii.	NTC’s alleged direct sales contacts to clients to which Altana claims exclusive sales rights; and

iii.	NTC’s alleged failure to forward inquiries from prospective customers.

c.	The allegation of Altana’s violation of JDA Sections 4.1 and 4.2 by Altana’s filing its German Patent Application No. DE 102007[***] A1 and US Patent Application No. 2006/[***] A1, as asserted in NTC’s e-mail to Altana dated April 24, 2008.

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2.	For the avoidance of doubt, the Default Notice Withdrawal does not waive, release or otherwise affect either party’s rights not specifically described above, including, without limitation, either party’s rights to challenge, contest, oppose or request reexamination of any patent or patent application of the other party and each party’s rights to file, maintain and prosecute its own patents and patent applications, including—in any of the foregoing instances—any divisions, continuations, reissues, re-examinations or extensions thereof.

3.	NTC represents to Altana that NTC does not have any patents or patent applications other than the following regarding development of the products disclosed in NTC’s press release dated December 6, 2007:

NTC’s US Patent No. [***] (including any patents and/or applications which are continuations, divisions, re-examinations, reissues or extensions of this US Patent and any corresponding patents issued by governments other than the United States).

4.	Simultaneously with the execution of this Agreement, the parties have executed and delivered the Patent Application Assignment in the form attached hereto as Exhibit A.

5.	The JDA is hereby amended as follows:

a.	Nothing in Article 2.4(a) shall prevent NTC from (i) independently developing Nanomaterials for use both in and outside the Field of Application or (ii) working independently with prospective customers in the Field of Application to support marketing or technical service.

b.	Article 1.3(x) is deleted in its entirety and replaced with the following:

“NTC’s future sale to any customer (and its affiliates) of [***] ([***]) kilograms or less during any twelve (12) month period of Nanomaterials for use in the Field of Application with specifications the same as or similar to those products depicted in the product catalogues posted on NTC’s website at www.nanophase.com from time to time.”

c.	Article 1.3 is further amended by inserting the following Article 1.3(zz) immediately following Article 1.3(z):

“(zz) If (i) Altana receives written notice from a prospective customer that (a) said prospective customer declines to work with or through Altana on NTC

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Nanomaterial-based Products in the Field of Application; (b) said prospective customer has not purchased within [***] ([***]) months before the date of the prospective customer’s written notice to Altana, and is not purchasing from Altana, commercial quantities ([***] kg or more/year at prices [***] than NTC’s [***] to Altana) of NTC Nanomaterial-based Products (a “Defined Purchase”); and (c) the prospective customer does not regard itself as then-working with Altana in a defined project to develop applications for NTC Nanomaterial-based Products for said prospective customer (a “Defined Project”), and (ii) Altana does not send NTC a letter, within thirty (30) days of Altana’s receiving the prospective customer’s notice, citing detailed facts (including affiliate location and specific products and quantities purchased from Altana on stated dates, details of project, etc., but not price information except as hereinafter required), showing that the prospective customer and/or one or more of its affiliates (x) is in fact working with Altana on a Defined Project or (y) has in fact made a Defined Purchase from Altana, and, in case of a Defined Purchase, certifying that the prices charged are [***] than NTC’s [***] to Altana, then such prospective customer shall be deemed to be a “Special Customer” and NTC may sell NTC Nanomaterial-based Products directly to the Special Customer during the remainder of the Term of the JDA. For purposes of determining whether [***] kg or more per [***] have been purchased or are being purchased, Altana may aggregate purchases by the prospective customer and its affiliates. The Special Customer may rescind its notice at any time in writing and then it shall no longer be a “Special Customer” and Altana will once again have the exclusive right to sell NTC Nanomaterial-based Products to the customer. Altana and NTC agree that for purposes of this Article 1.3(zz), [***]Company (including its affiliates) shall be deemed a Special Customer. NTC shall pay Altana a royalty of [***] percent ([***]%) of the total net sales proceeds to all Special Customers during the Term of the JDA. NTC shall make such royalty payments to Altana on a quarterly basis, accompanied by a written report of the net sales of Nanomaterial-based Products sold by NTC during the immediately preceding calendar quarter. NTC will keep accurate books of account, using generally accepted accounting procedures, detailing all data necessary to calculate and audit royalty payments due to Altana hereunder. NTC shall maintain said books and records for a period of four (4) years after the calendar quarter for which the royalty payment is due. NTC will permit its books and records, showing its sales of NTC Nanomaterial-based Products to Special Customers, to be examined by Altana or its designee at any reasonable time during regular business hours so long as there remains an obligation to pay royalties hereunder and for four (4) years thereafter. Each such examination shall

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be at Altana’s expense, unless a particular examination reveals an underpayment of [***] percent ([***]%) or more of the amount that should have been paid to Altana for the period audited, in which case NTC shall bear the expense of such examination. NTC shall not sell NTC Nanomaterial-based Products to any Special Customer at a price per kilogram or liter (as the case may be) [***] the price for said NTC Nanomaterial-based Product [***] Altana. Altana shall have comparable audit rights as described above with respect to said pricing; provided, however, that any such audit shall be conducted only by an independent auditor, mutually acceptable to Altana and NTC, who shall disclose to Altana only whether NTC has complied with such pricing obligation and, if not, to what extent. Similarly, NTC shall have comparable audit rights as described above with respect to Altana’s pricing of Defined Purchases; provided, however, that any such audit shall be conducted only by an independent auditor, mutually acceptable to Altana and NTC, who shall disclose to NTC only whether Altana has met the pricing requirement set forth in this Article 1.3(zz)(ii)(y) [“at prices [***] than NTC’s [***] to Altana”]. None of the audits described in this Article 1.3 (zz) (net sales, prices and list selling price) may be made more than once in any twelve-month period. NTC’s written reports to Altana provided under this Article 1.3(zz) and all information that NTC or Altana provides in connection with any audit under this Article 1.3(zz) shall be deemed the disclosing party’s Proprietary Information and shall be subject to the confidentiality provisions of JDA Article 6. For purposes hereof, “affiliate” means any company or similar business entity controlling, controlled by or under common control with another company or similar business entity. The foregoing to the contrary, notwithstanding, no company or similar business entity which, as of June 20, 2008, competed directly with the business of Altana or of any of its affiliates in the any of the areas described in Article 1.3(a), (b), (c) or (d) [of the JDA, as modified by Article 1.3(w)], including those companies listed on Exhibit B hereto or any of their respective affiliates, may be a Special Customer.”

Except as otherwise clearly indicated above, all capitalized words in this Paragraph 5 shall have the same meaning as defined in the JDA. Except as otherwise explicitly indicated in this Paragraph 5, all other terms and conditions of the JDA shall remain in full force and effect.

6. a. Altana agrees to purchase NTC Nanomaterials from NTC and NTC agrees to sell NTC Nanomaterials to Altana on the basis of individual purchase orders, as has heretofore been the case, and not pursuant to a Supply Agreement, as provided under JDA Article 3.

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b. For purposes of this Agreement, the baseline for the prices of NTC’s Nanomaterials sold to Altana will be the price list effective June 1, 2008 that was included in NTC’s e-mail to Altana dated April 24, 2008. These prices will continue in effect until [***]. NTC agrees to review and adjust prices that it charges Altana for such NTC Nanomaterials on a quarterly basis during the Term of the JDA, with the first such price adjustment occurring on [***]. NTC shall adjust said prices, up or down, by the extent of increases or decreases in the costs of (i) [***], (ii) [***], (iii) other [***] (such as [***] and [***]), (iv) [***] and (v) [***]. Price adjustments for NTC’s [***] costs for a particular [***] will be based on the [***]’s published monthly average price for that [***] (the “[***] Monthly Average Price”) during the [***] month of a given calendar quarter. Price adjustments for NTC’s [***] costs will be based on the [***] published monthly [***] rates, excluding [***] (the “[***] Monthly [***] Rates”) during the [***] month of a given calendar quarter. Price adjustments for NTC’s [***] costs for a particular [***], [***], [***] and [***] will be based on the average actual monthly costs of the particular item during the [***] month of a given calendar quarter. For example, in calculating any price adjustment effective [***], NTC would use the [***] Monthly Average Price for the relevant [***], the [***] Monthly [***] Rates for [***] costs and the actual average [***], [***], [***] and [***] costs during the month of [***]. No change will be made to the sale price that NTC charges Altana for a NTC Nanomaterial unless the net increase or decrease in such NTC costs exceeds [***] percent ([***]%) for a particular NTC Nanomaterial.

c. For purposes of any subsequent price adjustment during the Term of the JDA, the baseline for NTC’s [***] costs will be the [***] Monthly Average Price for a particular [***] during the month of [***]; the baseline for NTC’s [***] costs will be the [***] Monthly [***] Rates for the month of [***]; and the baseline for NTC’s costs for [***], [***], [***] and [***] costs will be NTC’s actual average costs for such [***], [***], [***] and [***] costs during the month of [***].

d. NTC shall provide Altana a detailed price list on or before the first day of each calendar quarter, starting with the quarter beginning [***], together with (i) a detailed percent allocation of each of the five cost factors to each NTC Nanomaterial (such percent allocation to be fixed for each NTC Nanomaterial in its first price adjustment and not changed thereafter), and (ii) written evidence of the cost changes for each of the five cost factors.

e. NTC will keep accurate books of account, using generally accepted accounting procedures, detailing all data necessary to calculate and audit the price adjustments described in this Article. NTC shall maintain said books and records for a period of four

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(4) years after the calendar quarter for which the price adjustment is made. NTC will permit its books and records, showing its costs and price adjustments of NTC Nanomaterial-based Products to be examined by an independent auditor, mutually acceptable to Altana and NTC, at any reasonable time during regular business hours during the Term and for four (4) years thereafter. Each such examination shall be at Altana’s expense, unless a particular examination reveals an overstatement of the price of a NTC Nanomaterial of [***] percent ([***]%) for the period audited, in which case NTC shall bear the expense of such examination. The audits described in this Article may not be made more than once in any twelve-month period and the independent auditor shall disclose to Altana only whether NTC has complied with such price adjustment obligations as stated under this Paragraph 6 and, if not, to what extent. All information that NTC provides in connection with any audit under this Article shall be deemed NTC’s Proprietary Information and shall be subject to the confidentiality provisions of JDA Article 6

7.	Except as otherwise clearly indicated, all capitalized words in this Agreement have the same meaning as defined in the JDA.

8.	This Agreement shall be governed by and interpreted under the laws of the State of Illinois, without giving effect to the choice of law principles.

9.	This Agreement, together with all other agreements referenced herein, constitutes the entire understanding between the parties with respect to the subject matters in the Agreement.

10.	No modifications of this Agreement or waiver of any of its terms will be effective unless made in writing signed by the party against whom it is sought to be enforced. Failure by either party to require the other party’s performance of any terms of this Agreement, or waiver by either party of any breach of this Agreement by the other party shall not prevent subsequent enforcement of such term or be deemed a waiver of any subsequent breach thereof.

11.	For the convenience of Altana and NTC, this Agreement may be executed in one or more counterparts, each of which shall be deemed an original for all purposes, but all of which shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused the due execution of this Settlement Agreement.

ALTANA CHEMIE GmbH		NANOPHASE TECHNOLOGIES

CORPORATION

By:	/s/ Martin Babilas	By:	/s/ Joseph E. Cross

Name:	Martin Babilas	Name:	Joseph E. Cross

Title:	Chief Financial Officer	Title:	Chief Executive Officer

By:	/s/ Volker Mansfeld

Name:	Volker Mansfeld

Title:	General Counsel

Exhibit A

Agreement between

Nanophase Technologies Corporation and Altana Chemie GmbH

PATENT APPLICATION ASSIGNMENT

This Patent Application Assignment is made this          day of                     , 2008 between Nanophase Technologies Corporation (“NTC”) and Altana Chemie GmbH (the “Assignment”).

Whereas, Altana Chemie AG (now, by change of corporate form, Atlanta Chemie GmbH) and NTC entered into that certain Joint Development Agreement effective March 23, 2004 (the “JDA”); and

Whereas, NTC and Altana Chemie GmbH, including its subsidiary, BYK Chemie GmbH (collectively, “Altana”), began work on a certain Specific Development Project in 2004 as part of a Development Program under JDA Article 2 and that in connection with the Development Program, NTC filed certain patent applications (the “Applications”).

Now, therefore, in consideration of the parties’ prior cooperation under the JDA, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Altana and NTC agree as follows:

1. The Applications filed by NTC consist of the following:

COUNTRY	APPLICATION NUMBER
United States	60/574,907
United States	11/139,967
United States	11/670,016
United States	11/670,028
PCT	PCT/US2005/018656
Australia	2005250857
Canada	2564774
China	200580016777.6
EP	05754048.6
India	4349/CHENP/2006
Japan	2007-515370
Republic of Korea	10-2006-7024671

2. NTC hereby assigns to Altana an undivided fifty percent (50%) interest in NTC’s Interests in and to the Applications and any other patents and/or patent applications based on the Applications, including any divisions, continuations, reissues, re-examinations and extensions thereof. Altana acknowledges that NTC retains an undivided fifty percent (50%) interest in Altana’s Interests in and to the Applications, including any divisions, continuations, reissues, re-examinations and extensions thereof. This assignment is without prejudice to NTC’s rights under JDA Article 4 in connection with any Technology Development other than the Applications identified above.

3. Altana agrees that NTC shall be responsible for the prosecution and maintenance of the Applications (and any other patents and/or patent applications based on the Applications, including any divisions, continuations, reissues, re-examinations and extensions thereof) and that NTC shall have full authority and control over all decisions regarding or relating to the prosecution and maintenance of the Applications (and any other patents and/or patent applications based on the Applications, including any divisions, continuations, reissues, re-examinations and extensions thereof).

4. Concurrently with Altana’s execution of this Assignment, it shall pay NTC the sum of $[***], consisting of fifty percent (50%) of the past costs, expenses and fees incurred by NTC in the prosecution of the Applications. Altana further agrees to pay fifty percent (50%) of all future costs, expenses, and fees incurred by NTC in the prosecution and/or maintenance of the Applications (and any other patents and/or patent applications based on the Applications, including any divisions, continuations, reissues, re-examinations and extensions thereof).

5. NTC and Altana agree that neither party shall assign or license any right in or to the Applications without the written consent of the other party, which shall not be unreasonably withheld.

6. The parties acknowledge that NTC has engaged Wildman, Harrold, Allen & Dixon LLP (“Wildman”) to prosecute and maintain the Applications. Regardless of this Patent Application Assignment, Altana acknowledges: that Wildman does not represent Altana in connection with the assigned Applications or in any other matter; that Altana, at its sole expense, may obtain such legal representation concerning the assigned applications as Altana deems appropriate; and that Wildman’s representation of NTC in connection with the assigned Applications does not constitute a conflict of interest for NTC or Wildman.

7. Except as otherwise indicated above, all capitalized words in this Assignment shall have the same meaning as defined in the JDA. Except as otherwise explicitly indicated above, nothing in this Assignment is intended to (i) change or modify any party’s rights or obligations under JDA Articles 4.1, 4.2 or 6, nor (ii) grant the other party any right or interest in a party’s Nanomaterials manufacturing know-how, equipment or trade secrets.

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8. This Agreement shall be governed by and interpreted under the laws of the State of Illinois, without giving effect to the choice of law principles.

ALTANA CHEMIE GmbH	NANOPHASE TECHNOLOGIES CORPORATION

By:	By:
Name(s):	Name:
Title(s):	Title:

Exhibit B

Agreement between

Nanophase Technologies Corporation and Altana Chemie GmbH

1.	[***]
2.	[***] Group
3.	[***]
4.	[***]
5.	[***]
6.	[***]
7.	[***]
8.	[***]
9.	[***]
10.	[***]
11.	[***]
12.	[***]
13.	[***] Industries
14.	[***]
15.	[***]
16.	[***]
17.	[***]
18.	[***]
19.	[***]
20.	[***]

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